UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2011

INPHI CORPORATION

(Exact name of registrant as specified in its charter)

001-34942

(Commission File Number)

Delaware	77-0557980
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3945 Freedom Circle, Suite 1100, Santa Clara, California 95054

(Address of principal executive offices, with zip code)

(408) 217-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

On March 28, 2011, Inphi Corporation (the “Company”) filed the following Exhibit 10.1 in response to comments received from the Staff of the Securities and Exchange Commission in connection with the Company’s confidential treatment request.

Exhibit No.	Description

10.1**	Software License and Maintenance Agreement dated as of June 29, 2007, by and between the Company and Cadence Design Systems, Inc.

**	Confidential treatment requested.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPHI CORPORATION

Date: March 28, 2011	By:	/s/ John Edmunds
John Edmunds
Chief Financial Officer and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Software License and Maintenance Agreement dated as of June 29, 2007, by and between the Company and Cadence Design Systems, Inc.

** Confidential treatment requested.